UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   June 14, 2004
                                                --------------------------------


                          GS Mortgage Securities Corp.
        (as depositor for the GSAMP Trust 2004-SEA2 to be formed pursuant to a Pooling and Servicing Agreement, to be dated June 1, 2004, among GS Mortgage Securities Corp., Bank One, N.A., Ocwen
                   Federal Bank FSB and JPMorgan Chase Bank)

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             (Exact name of registrant as specified in its charter)



Delaware                              333-100818                      13-6357101
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(State or other jurisdiction   (Commission File Number)         (I.R.S. Employer
of incorporation)                                            Identification No.)


85 Broad Street, New York, New York                             10004
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code   (212) 902-1000
                                                  ------------------------------

                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.    Other Events
           ------------

           On December 2, 2002, a registration statement on Form S-3 (the "Registration Statement") for GS Mortgage Securities Corp. (the "Company") was declared effective. Attached as exhibits are certain Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association (the "PSA")), Structural Term Sheets and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Commission on February 17, 1995, to the PSA) furnished to the Company by Goldman, Sachs & Co. (the "Underwriter") in respect of the Company's proposed offering of certain classes of GSAMP Trust 2004-SEA2, Mortgage Pass-Through Certificates, Series 2004-SEA2 (such classes, the "Offered Certificates").

           The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Computational Materials, Structural Term Sheets and Collateral Term Sheets by reference in the Registration Statement.

           Any statement or information contained in the attached Computational Materials, Structural Term Sheets and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.


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


ITEM 7.    Financial Statements and Exhibits
           ---------------------------------

           (c) Exhibits

           Item 601(a)
           of Regulation S-K
           Exhibit No.          Description
           -----------          ----------
           (99.1)               Computational Materials, Structural Term Sheets
                                and Collateral Term Sheets prepared by Goldman,
                                Sachs & Co. in connection with certain classes of GSAMP Trust 2004-SEA2, Mortgage Pass-Through
                                Certificates, Series 2004-SEA2.


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


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GS MORTGAGE SECURITIES CORP.



      June 14, 2004
                              By:   /s/ Howard Altarescu
                                 ----------------------------------
                                 Name:  Howard Altarescu
                                 Title: Vice President


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





                                INDEX TO EXHIBITS
                                -----------------



                                                        Paper (P) or
Exhibit No.     Description                             Electronic (E)
-----------     -----------                             --------------

(99.1)          Computational Materials,                    (E)
                Structural Term Sheets and
                Collateral Term Sheets prepared
                by Goldman, Sachs & Co. in connection
                with certain classes of GSAMP Trust
                2004-SEA2, Mortgage Pass-Through
                Certificates, Series 2004-SEA2.


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